Exhibit 99.1 Signatures of the Reporting Persons

               TH LEE PUTNAM VENTURES, L.P.

               By:  TH Lee Putnam Fund Advisors, L.P., its general partner

               By:  TH Lee Putnam Fund Advisors, LLC, its general partner

               By:   /s/ James Brown                                    2/18/04
                     ---------------                                    -------
                     Signature of Reporting Person**                    Date
                     Name: James Brown
                     Title: Managing Director


               TH LEE PUTNAM PARALLEL VENTURES, L.P.

               By:  TH Lee Putnam Fund Advisors, L.P., its general partner

               By:  TH Lee Putnam Fund Advisors, LLC, its general partner

               By:   /s/ James Brown                                    2/18/04
                     ---------------                                    -------
                     Signature of Reporting Person**                    Date
                     Name: James Brown
                     Title: Managing Director


               TH LEE PUTNAM FUND ADVISORS, L.P.

               By:  TH Lee Putnam Fund Advisors, LLC, its general partner

               By:   /s/ James Brown                                    2/18/04
                     ---------------                                    -------
                     Signature of Reporting Person**                    Date
                     Name: James Brown
                     Title: Managing Director


               TH LEE PUTNAM FUND ADVISORS, LLC

               By:   /s/ James Brown                                    2/18/04
                     ---------------                                    -------
                     Signature of Reporting Person**                    Date
                     Name: James Brown
                     Title: Managing Director



                              CONTINUED



               TH LEE GLOBAL INTERNET MANAGERS, L.P.

               By:  TH Lee Global Internet Advisors, LLC

               By:   /s/ James Brown                                    2/18/04
                     ---------------                                    -------
                     Signature of Reporting Person**                    Date
                     Name: James Brown
                     Title: Managing Director


               TH LEE GLOBAL INTERNET ADVISORS, LLC

               By:   /s/ James Brown                                    2/18/04
                     ---------------                                    -------
                     Signature of Reporting Person**                    Date
                     Name: James Brown
                     Title: Managing Director


               THLi COINVESTMENT PARTNERS, LLC

               By:  TH Lee Putnam Fund Advisors, L.P., its general partner

               By:  TH Lee Putnam Fund Advisors, LLC, its general partner

               By:   /s/ James Brown                                    2/18/04
                     ---------------                                    -------
                     Signature of Reporting Person**                    Date
                     Name: James Brown
                     Title: Managing Director


               BLUE STAR I, LLC

               By:   /s/ Thomas H. Lee                                  2/18/04
                     -----------------                                  -------
                     Signature of Reporting Person**                    Date
                     Name: Thomas H. Lee
                     Title: Managing Member